UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

Global Equity Fund

SEMI-ANNUAL REPORT

For the Six Months Ended

December 31, 2013

Table of Contents

A Message to Our Shareholders	2

Percentage of Holdings by Country	13

Expense Example	13

Schedule of Investments	16

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Financial Highlights	24

Notes to Financial Statements	26

Approval of Investment Advisory Agreement	38

Additional Information	43

Portfolio 21 Global Equity Fund

Dear Shareowners, Clients and Friends,

During the course of the past two years, environmental organizations have created great interest in “fossil fuel free” portfolios. Portfolio 21 Global Equity Fund is known as one of the very few options available for investors seeking such a portfolio and therefore there has been much public discourse about the Fund in this regard. While we appreciate the attention being paid to the Fund, we spend most of our environmental and social research effort on other, more complex and nuanced issues. Once a decision to avoid fossil fuel stocks has been made, an investor is freed to spend time elsewhere, guarding against other problems or seeking positives.  During the last six months of 2013, we conducted our disciplined Annual Review of each of the Fund’s holdings.  We will share some of our findings with you, centered around a theme of deforestation, the second largest contributor to greenhouse gas emissions (behind the burning of fossil fuels) and the cause of myriad other problems from loss of biodiversity to the destruction of habitat for indigenous people in selected regions.

We are pleased that the six months ended December 31, 2013 was a strong period for global equity market returns and disappointed that the Portfolio 21 Global Equity Fund did not keep pace with the benchmark returns. During the final months of 2013, the world’s richest countries, led by high returns from the United States, made a full recovery from the declines of the 2007 and 2008 credit crisis, while the world’s emerging markets declined. Portfolio 21 held a lower percentage of the Fund in U.S. stocks (45.01%) and considerably more (9.38%) in companies of emerging markets, relative to the benchmark. This is what held back our six month and full year 2013 results to “only” 14.74% and 22.52% respectively.

				MSCI	MSCI
Performance		Retail	Institutional	World	World
as of December 31, 2013		(PORTX)	(PORIX)	(GTR)	(NTR)
6 Month	Return (%)	14.55	14.74	17.08	16.83
1 Year	Return (%)	22.16	22.52	27.37	26.68
5 Year
Average Annual	Return (%)	13.15	13.48	15.68	15.02
10 Year
Average Annual	Return (%)	7.27	7.58	7.56	6.98
	Return (%)	5.51	5.83	4.59	4.07
	Standard
Since Inception	Deviation	17.17	17.17	16.33	16.32
Average Annual	Alpha	1.56	1.64
	Information
	Ratio	0.23	0.24
Gross Expense Ratio (%)*		1.45	1.15

*
Gross expense ratio is from the Fund’s prospectus dated October 31, 2013. Additional information pertaining to the Fund’s expense ratios as of December 31, 2013 can be found in the financial highlights.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-351-4115.

PORIX performance reflects a blend of retail class shares (PORTX) and institutional class shares (PORIX) adjusted to reflect institutional class (PORIX) fees. PORTX performance is used from fund inception date, 9/30/99, until the launch of PORIX on 3/30/07. PORIX performance is used from 3/30/07 to date.

The driving forces behind the global market returns for 2013 were 1) the strengthening economic recovery in the U.S., and 2) investor perceptions of when the U.S. Federal Reserve (“the Fed”) would begin to reduce the amount of liquidity it has been providing to the global economy. While a strengthening economy in the U.S. is certainly good news and provided a boost to many equity markets in 2013, it also means that the Fed is more likely to reduce the amount of easy money that it has been providing to the global financial system since the 2008 credit crisis.

The massive liquidity that the Fed has provided has been extremely helpful to healing the damage done by the credit crisis and has been a key component to economic recovery. However, investors are concerned that some parts of the global economy may struggle when this excess liquidity is removed. As one would expect, concerns are greater for the smaller emerging market economies than they are for the large developed economies.

As the U.S. economy has strengthened, bringing the Fed closer to reducing liquidity, investors have withdrawn funds from emerging markets, causing stocks to stagnate or decline. Portfolio 21 does not invest in emerging markets broadly; we have selected eight companies that we believe are exceptional compared to any company in the world. The emerging market companies we own have produced strong earnings and profits throughout 2013 and are now trading at a substantially lower valuation than the rest of the portfolio. We realize that investors may continue to turn away from emerging markets, as investors tend to move as a herd and the herd is concerned about the impact of the Fed’s liquidity taper.

We do believe that there are some very attractive long-term values among the emerging market companies, including and beyond the stocks we already own. We intend to continue to evaluate these companies and to take advantage of long-term opportunity within the limits of prudent portfolio management.

Annual Review Highlights

Portfolio 21 conducts an in-depth review of company documents and practices of each of the Fund holdings during the second half of each year. This is in addition to the day to day monitoring and research we conduct and is designed to provide an update and fresh look at each company.

Fossil fuels continue to grab a majority of headlines for their disproportionate contribution to global greenhouse gas (GHG) emissions.  Portfolio 21 has always been fossil fuel free.  This negative screen enables us to focus our efforts on other pressing environmental issues, such as deforestation.  According to the Carbon Disclosure Project’s (CDP) Global Forests Report 2013, deforestation contributes 15% of global GHG emissions, roughly on par with the emissions from the global transportation sector.  Portfolio 21 is a CDP Forest Program investor and signatory.  Not only is deforestation a major source of global greenhouse gas emissions, the industries that cause deforestation also contribute to other social and environmental issues, including biodiversity loss and human rights abuses.

Driving deforestation is the complex supply chain and sourcing of agricultural commodities.  Five commodities drive the majority of global deforestation:  paper/pulp, soy, palm oil, beef, and timber products.  Unfortunately, the sustainable production of these commodities is no simple task and often requires higher capital output over the short term.  One complicating factor is that clearing forested land is often cheaper and faster than restoring or replanting previously cleared land.  This provides companies with incentives to clear land in an unsustainable manner rather than practice more sustainable forms of agriculture.  Moreover, many companies associate sustainable practices with third-party certifications; while some certification schemes represent progress toward best practices, others are severely lacking in stringency.  Given these challenges, Portfolio 21 seeks out companies that are driving sustainable practices related to forest resources and commodities and the variety of risks associated with deforestation.

As a leader in environmental investing, Portfolio 21 seeks to invest in companies that utilize best land management practices.  For example, in the agricultural products sector, Portfolio 21 considers efforts to increase yields from existing cropland rather than clear new land as an industry best practice.  Similarly, Portfolio 21 looks for timber products companies that consistently pursue a sustainable, and preferably Forest Stewardship Council (FSC) certified, timber supply.  Through Portfolio 21’s proprietary and in-depth research process, we identify and annually review companies that we feel meet or exceed such best practices.  In 2013, all of Portfolio 21’s holdings continued to meet our high environmental, social, and governance (ESG) standards.  Listed below are several holdings that are making impressive strides to curb deforestation.

Natura Cosmeticos

Natura Cosmeticos is a Brazilian cosmetics company whose business platform is based on the sustainable use of natural resources.  In the past year, the company successfully developed an agroforestry system for palm oil that proved the feasibility of producing palm oil in the Amazon in combination with other plant species.  This system produces comparable yields to conventional palm oil production without the devastating impacts of monoculture farming.  The company also reported this agroforestry system offers several environmental benefits, including the mitigation of GHGs.  Natura Cosmeticos’ pursuit of increased palm oil yields demonstrates leadership toward this industry best practice.

Natura was also highlighted in the CDP Global Forests Report for its purchase of 120,000 tons of forest carbon credits from the Amerindian Paiter Surui people.  This is the world’s first purchase of carbon credits through the United Nations’ Programme on Reducing Emissions from Deforestation and Forest Degradation (UN-REDD), which was developed by indigenous people.

Svenska Cellulosa (SCA)

SCA is a Swedish paper products company that works to minimize deforestation-related impacts, in part through direct ownership and management of forests.  SCA reported an impressive metric that the current growth of its forests outpaced harvesting levels, meaning that its forests continue to grow year over year.  The company also reported that the net amount of carbon sequestered by its forests exceeded the company’s total GHG emissions by 1 million tons.  SCA has also achieved FSC certification for all of its owned and managed forests, which Portfolio 21 recognizes as the world’s most comprehensive standard for forest management.  Efforts like these not only reduce SCA’s need to purchase paper and pulp, but also help to ensure that renewable forest resources will remain available for future generations.

New Britain Palm Oil

New Britain Palm Oil (NBPO) is a new company based in Papua New Guinea that was added to the Fund in September.  NBPO is a leader pursuing sustainable practices in the palm oil sector, which is exemplified through the company’s participation and co-development of the Palm Oil Innovation Group.  This new organization aims to break the link between palm oil and deforestation, along with the associated human, land, and labor violations.  Portfolio 21 recognizes New Britain’s actions in forming the Palm Oil Innovation Group as exemplary leadership in this sector.  NBPO was also recognized in the CDP’s Global Forest’s Report 2013 as the leader in the agricultural products sector.  Additionally, NBPO released its first carbon footprint report last year, which identified its strategies for reducing GHG emissions.  The report’s featured strategies include no planting on primary rainforest and replanting in a manner to increase yield as well as carbon sequestration.  Portfolio 21 is excited to include New Britain Palm Oil in the Fund for its leadership in reducing deforestation impacts in the palm oil sector.

Klabin

Klabin is a paper and timber products company that has worked to create a sustainable supply of timber while preserving forestland that provides habitat for many threatened and endangered species.  This Brazilian company was the first in the Southern Hemisphere to achieve FSC certification for all of its forests.  In addition, Klabin has set aside over 40% of its forestland to be preserved as native woodland.  Klabin’s planted forests are interspersed with large areas of preserved native woodlands, creating a mosaic pattern that supports wildlife corridors that allow flora and fauna to flourish in native habitat.  The company also partners with universities to monitor the effect that its forest management practices have on biodiversity.  To date, such monitoring activities have identified over 700 species of animals and 1,100 species of plants in these preserved forests.  Portfolio 21 recognizes Klabin’s efforts to maintain FSC certification and preserve native forestland as exemplary leadership in the timber materials sector.

Research Trip to The Netherlands and United Kingdom

In addition to the rigorous “desk” research of the type conducted to complete the Annual Reviews, our team also travels to visit with companies, non-governmental organizations (NGOs), and other responsible investors as we search for investments worldwide. Site visits provide an opportunity to meet with company representatives and enable the Investment Team to engage on topics unique to our investment philosophy.  We may choose to “dig deeper” on how a company perceives climate change, how a company perceives impending environmental regulations as a business opportunity, or how a company works to strengthen its supply chain to minimize risk.  Regardless of the specific questions asked and conversations had, site visits provide Portfolio 21 with a window into how a company perceives its financial stability in a world with increasing resource constraints.

Continuing our ongoing search for companies that demonstrate both financial and ESG excellence, several members of the Investment Team travelled to Europe. We focused on two geographic areas, The Netherlands and London.  The United Kingdom’s economy has been showing signs of improvement and is leading Europe in terms of economic growth and recovery.  The Netherlands was of interest due to the fact that the country’s economic policies are more UK-centric than any other Western European country.  Moreover, we had keen interest in meeting with a company and a non-governmental organization based there:  Vopak, the world’s largest independent tank storage provider, and the Centre for Research on Multinational Corporations, a non-profit focused on the impacts that multinational corporations have on the environment and people around the world (known by its Dutch acronym, SOMO). During our trip, we met with nine publicly traded companies, two research providers, and one investment management company whose investment approach, like Portfolio 21’s, is based on the integration of ESG criteria. As a result of our site visit we added Vopak to the Fund and affirmed our positions in Umicore and Compass Group.

New Holding: Vopak

Vopak is the world’s largest provider of conditioned storage facilities for bulk liquids. It operates 79 terminals with a combined storage capacity of more than 30 million cubic meters in 29 countries.  Vopak’s terminals are located along the world’s major shipping routes and while the company stores a large variety of products destined for a wide range of industries, the majority of its terminals serve the oil and chemical industries.  Vopak acknowledges that “A growing geographic imbalance exists…between areas of production and [industrial] consumption of oil and gas products and chemicals” and believes that “independent storage and handling facilities can reduce the pressure on logistics systems and contribute towards the reliability and efficiency of regional and global supply chains.”  In addition to the indirect benefits of improved efficiency, Vopak is dedicated to strong environmental management practices.  Utilizing its own environmental management system (EMS), Vopak applies operational standards on a global basis.  During our meeting, Vopak welcomed Portfolio 21’s inquiries on its EMS and answered our questions about the company’s management of toxic releases and emissions to soil, air, and surface water.

New Research Collaboration: SOMO

Recognizing the supply chain complexities within the apparel retail sector, Portfolio 21’s ESG Analysts were actively developing a proprietary questionnaire to evaluate potential future holdings at the time of our meeting with SOMO.  SOMO is an organization with significant experience engaging with garment factory workers as well as dialoguing with major apparel brands.  The intersection of our work on this topic allowed for meaningful discussions.  SOMO provided feedback on topic areas to be covered within our questionnaire and encouraged future collaboration on this issue.  Given SOMO’s focus on individual company performance and wide ranging issue area expertise, from electronics to energy to financial to agriculture, SOMO will be a valuable partner in future ESG research.

Portfolio Fundamentals

Portfolio 21 Global Equity Fund companies outshined their MSCI World Index peers in terms of operating fundamentals over the last twelve months.  Fund companies experienced higher rates of growth for sales and EBITDA over the past twelve-month period.  Furthermore, long-term growth estimates for Fund companies remain above the index at around 12.80%, versus 11.81%.  Still, Fund companies are currently trading at a discount to the MSCI World Index:  The P/E ratio, based on the latest quarterly earnings estimates for the Fund, is 17.86, compared with 18.07 for the index.  On a historical basis, the five-year average P/E ratio for the Fund is nearly a full point lower at 19.69, compared with 20.91 for the index.  Breaking down the data points by region illustrates our commitment to quality growth companies at attractive valuation multiples, irrespective of country headquarters.

As of	P/E ratio:	P/E ratio: based	Sales growth:	EBITDA
December 31, 2013	5 Year Average	on 4th QTR 2013	1 Year	growth: 1 Year
Portfolio 21
Global Equity Fund	19.69	17.86	8.74%	14.38%
MSCI World	20.91	18.07	6.66%	5.54%
Portfolio 21 Global
Equity Fund U.S.	21.82	19.58	9.57%	15.47%
MSCI World U.S.	22.70	20.06	7.28%	6.16%
Portfolio 21 Global
Equity Fund Europe	19.16	17.49	10.55%	8.13%
MSCI World Europe	19.11	15.79	2.07%	5.09%
Portfolio 21 Global
Equity Fund Japan	14.21	15.59	11.12%	25.48%
MSCI World Japan	19.00	18.87	18.24%	13.02%
Portfolio 21 Global
Equity Fund EME	11.76	11.82	4.88%	27.15%
MSCI EME	17.91	15.63	6.32%	11.84%

Our research efforts continue to identify high quality companies across the globe with strong environmental, social, and governance characteristics and operating fundamentals that we believe will outperform the market and their respective peer set.

New Holdings:  Toyota and Hannon
Armstrong Sustainable Infrastructure Capital

Toyota is the world’s leading automaker with a full line of brands, including Toyota, Lexus, and Scion, and subsidiaries Daihatsu and Hino. It had an 11% global auto market share in 2012 and was 3rd in the U.S.  Toyota is a world leader in hybrid technologies and other strengths include productivity and quality, resulting from its industry leading production system. The founding family has a strong presence in management, President Akio Toyoda is third generation.

After going through some hard times, we believe Toyota is in the midst of a comeback.  The financial crisis of 2008-09 was exacerbated by the company’s own recall crisis in 2009-10.  The resurgence of Detroit’s Big Three (General Motors, Ford, and Chrysler) added to Toyota’s woes.  After these hits to its market share and reputation, the company has taken steps to repair the damage and emerge a stronger company:

•	Created a Quality Committee in 2010 to collect and address customer concerns

•	Established the Toyota New Global Architecture to increase production efficiency by using more standard parts and using them across multiple vehicles

•	Continued to invest heavily in research and development through down times

•	Worked on managing fixed costs, including right sizing domestic versus foreign production

We believe Toyota also retains some competitive advantages over its peer set:

•	The Toyota Production System is still the industry standard

•	The quality of its vehicles allows it to sell with less incentives

•	Toyota still has lower legacy retirement and health costs than The Big Three

•	Continues to be the leader in electric hybrid vehicles

As Toyota rebounds, competition intensifies.  The quality gap that existed between Toyota and the American brands has narrowed considerably.  The rise of Hyundai has squeezed sales in Asia, while the emergence of Tesla has upped the bar for next-generation alternative vehicles.

Toyota’s stock currently trades in-line with the sector on a P/E and P/B basis, despite having well above median margins and return measures.  The company’s strong balance sheet has continued to be a source of strength.

In the short term, continued weakening of the yen is a huge boon to Toyota’s earnings.  Its reputational comeback is also a positive.  There is also hope that the company will return some of its large cash pile to investors through dividends or buybacks.  Balancing the positives will be continuation of the restructuring, with capital investment in capacity, new models, and powertrains weighing on margins for the next couple of years.

Toyota is dedicated to developing next-generation vehicle technologies, such as plug-in hybrid, electric, and fuel cell.  Toyota is the world’s biggest hybrid vehicle company by sales.  On a cumulative basis, since Toyota’s first hybrid sale in Japan in 1997 through the end of March 2013, Toyota has sold five million hybrid vehicles.  In 2012, 14% of Toyota’s global vehicle sales were hybrids.  In Japan, hybrid vehicles accounted for 40% of the company’s country sales.  As of May 2013, Toyota had 20 commercialized hybrid vehicles and plans for the launch of 19 new and fully redesigned models between 2013 and 2015.  Despite Toyota’s market dominance in hybrids, the majority of the company’s fleet offerings continue to be combustion engine vehicles.  As a result, it is imperative that Toyota continue to improve the fuel economy of these vehicles.  From a 2005 baseline, Toyota intends to improve its global average by 25% by 2015.

Over the longer term, Toyota’s focus on efficiency and durability should provide an edge in emerging markets.  The company is working to localize production in emerging markets across the world, while developing new models tailored to these markets.  In developed markets, sales should be in line with the industry, while continued cost reductions, coupled with the superior quality and features of its products, should allow margins to expand.

Hannon Armstrong Sustainable Infrastructure Capital (HASI) is a growth and yield play on U.S. sustainable infrastructure investment.  HASI operates as a Real Estate Investment Trust, making debt and equity investments in sustainable infrastructure projects.  The company focuses on profitable projects that increase energy efficiency, provide cleaner energy, positively affect the environment, or make more efficient use of natural resources.  Typical obligors include U.S. federal, state, and local governments, high credit quality institutions, and utilities.  The company has arranged about $4 billion in financing for more than 450 transactions since 2000 and currently has around $1.7 billion in assets under management.

HASI is well positioned for growth given the substantial infrastructure financing needs expected ahead.  Estimates call for $3.6 trillion of U.S. infrastructure investment needed by 2020.  The U.S. Department of Energy forecasts the market for energy services infrastructure to double or triple in size by the end of this decade.  HASI has an established network of loan sourcing and financing providers to grow its portfolio of high quality assets.

HASI’s business model is evolving to a fully integrated lending and advisory platform for sustainable projects from a securitization/syndication platform.

The April initial public offering proceeds have enabled HASI to move beyond the U.S. federal government, where HASI has 50% market share, and expand its distribution channel to states, municipals, and corporates.  A secondary offering is likely within the next year to fund continued growth.

HASI’s earnings are driven by a combination of net interest income on its portfolio, plus gains and fees associated with loan sales/syndication activities and loan servicing.  Non-interest expenses will be driven by direct compensation expenses and other direct costs related to origination and servicing activities.  We expect HASI to grow lending volumes over the next several years as it expands lending capacity and end-demand for clean energy finance develops further.  HASI can achieve further operating leverage as it expands its balance sheet, enhancing its return on equity potential over the next few years.

HASI’s portfolio is concentrated in high credit quality assets with contractually committed cash flows, which minimizes credit risk, although penetration into the corporate sector will increase it somewhat. Management is capable of managing risk in this regard, as well as managing interest rate risk.  In fact, management has indicated that it thrives in a volatile interest rate environment, so long as credit is priced appropriately.

HASI has an experienced management team with 20 years of experience in the sustainable infrastructure business.  Management’s interests are aligned with shareholders; management holds a 10% stake in the company.

If HASI continues to post solid portfolio growth, strong securitization/syndication fee income, and expands its footprint into the private sector and developer market, we believe investors will take notice.

Sincerely,

The Portfolio 21 Global Equity Fund Investment Management Team

John Streur	Jim Madden	Tony Tursich
President	Chief Investment Officer	Senior Portfolio Manager

Beth Williamson	Emily Lethenstrom
Senior Research Analyst	Senior Research Analyst

The information provided herein represents the opinion of the Portfolio Manager of the Fund and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Portfolio 21 may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Portfolio 21's environmental policy could cause it t make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy. There are no assurances that the fund will achieve its objective and/or strategy. Current and future portfolio holdings are subject to risk.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following Semi-Annual Report for the Fund’s holdings as of December 31, 2013.  Current and future portfolio holdings are subject to risk.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. An investment cannot be made directly in an index. Gross total return indices reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indices do not, however, include any tax credits. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund, including investment objectives, risks, charges and expenses.

MSCI EME (Emerging Markets) Index is an unmanaged index considered representative of stocks of developing countries.

Index performance is not indicative of fund performance.

Earnings Growth is a measure of growth in a company’s net income over a specific period, often one year. This is not a forecast of the Fund’s future performance. Earnings growth for a Fund holding does not guarantee a corresponding increase in the market value of the holding or the Fund.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.  EPS Growth and Earnings Growth are not forecasts of the Fund’s future performance.

Return on Equity is the amount, expressed as a percentage, earned on a company’s common stock investment for a given period.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

The Price to Book (P/B) ratio is a financial ratio used to compare a company’s current market price to its book value.

Standard deviation is applied to the annual rate of return of an investment to measure the investment’s volatility. Standard deviation is also known as historical volatility and is used by investors as a gauge for the amount of expected volatility.

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Information Ratio is a ratio of portfolio returns above the returns of a benchmark (usually an index) to the volatility of those returns. The information ratio (IR) measures a portfolio manager’s ability to generate excess returns relative to a benchmark.

EBITDA is intended to indicate the current operational profitability of a business. It is created by considering a company’s earnings before interest payments, tax, depreciation, and amortization are subtracted for any final accounting of its income and expenses.

The Fund is distributed by Quasar Distributors, LLC.

Portfolio 21 Global Equity Fund

PORTFOLIO HOLDINGS BY COUNTRY at December 31, 2013 (Unaudited)

	Portfolio Holdings	Percent of Net Assets
Belgium	$5,550,411	1.1%
Brazil	14,347,792	2.9%
Canada	20,310,611	4.2%
Denmark	24,028,703	4.9%
France	23,817,379	4.9%
Germany	14,131,195	2.9%
Hong Kong	5,749,812	1.2%
Ireland	11,994,291	2.5%
Japan	25,366,251	5.2%
Netherlands	17,606,454	3.6%
Portugal	6,869,100	1.4%
South Korea	12,285,810	2.5%
Sweden	32,370,135	6.6%
Switzerland	12,954,160	2.6%
Taiwan	5,251,306	1.1%
United Kingdom	25,127,742	5.2%
United States	237,921,706	48.7%
Liabilities in Excess
of Other Assets	(7,376,494)	(1.5)%
	$488,306,364	100.0%

EXPENSE EXAMPLE For the Six Months Ended December 31, 2013 (Unaudited)

As a shareholder of Portfolio 21 Global Equity Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/13 –12/31/13).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, the Fund’s transfer agent currently charges a $15.00 fee.  An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

 underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, distribution fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21 Global Equity Fund

EXPENSE EXAMPLE (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/13	12/31/13	7/1/13 – 12/31/13*
Portfolio 21 Global Equity Fund
Retail Class Actual	$1,000	$1,145	$7.68
Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.22

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/13	12/31/13	7/1/13 – 12/31/13*
Portfolio 21 Global Equity Fund
Institutional Class Actual	$1,000	$1,147	$6.06
Hypothetical (5% annual
return before expenses)	$1,000	$1,020	$5.70

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.42% for Retail Class shares and 1.12% for Institutional Class shares multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2013 (Unaudited)

Shares		Value

COMMON STOCKS: 96.5%

Automobiles & Components: 3.9%
59,218	Deere & Co.
	(United States)	$5,408,380
130,481	Johnson Controls, Inc.
	(United States)	6,693,675
110,000	Toyota Motor Corp.
	(Japan)	6,707,260
		18,809,315

Banks: 4.4%
352,370	DGB Financial
	Group
	(South Korea)	5,520,388
450,000	New Resource
	Bank (United
	States) (a)(b)(c)	1,777,500
53,698	SVB Financial
	Group (United
	States) (a)#	5,630,772
88,325	The Toronto
	Dominion Bank
	(Canada) (a)	8,324,044
		21,252,704

Capital Goods: 6.7%
544,704	Ameresco, Inc.
	(United States) (a)	5,261,840
200,886	Atlas Copco AB -
	Class A (Sweden)	5,577,812
72,266	Eaton Corp. PLC
	(Ireland)	5,500,888
60,222	Schneider Electric
	SA (France)	5,253,880
214,088	SKF AB - Class B
	(Sweden)	5,614,543
80,296	Tennant Co.
	(United States)	5,444,872
		32,653,835

Commercial Services & Supplies: 4.1%
50,185	IHS, Inc. (United
	States) (a)	6,007,144
130,481	Intertek Group
	(United Kingdom)	6,810,017
165,609	Waste Management,
	Inc. (United
	States)	7,430,876
		20,248,037

Communications Equipment: 2.3%
501,846	Ericsson (Sweden)	6,127,287
70,000	QUALCOMM, Inc.
	(United States)	5,197,500
		11,324,787

Computers & Peripherals: 1.5%
12,847	Apple, Inc.
	(United States)	7,208,580

Construction & Engineering: 1.6%
250,923	Quanta Services,
	Inc. (United
	States) (a)	7,919,130

Consumer Durables & Supplies: 3.7%
165,738	Koninklijke Philips
	Electronics NV
	(Netherlands)	6,102,695
100,000	Nike, Inc.
	(United States)	7,864,000
350,000	Panasonic Corp.
	(Japan)	4,080,024
		18,046,719

Diversified Financial Services: 2.2%
185,724	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc.
	(United States)#	2,592,707
37,136	Intercontinental-
	Exchange Group,
	Inc. (United
	States) (a)	8,352,629
		10,945,336

Electrical Equipment: 1.5%
129,134	Generac Holdings,
	Inc. (United States)	7,314,150

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2013 (Unaudited), Continued

Shares		Value

Food, Beverage & Tobacco: 2.1%
65,240	Danone (France)	$4,706,557
140,516	Unilever PLC
	(Netherlands)	5,649,509
		10,356,066

Food Manufacturing: 3.4%
300,923	Darling International,
	Inc. (United
	States) (a)	6,283,272
785,571	New Britain Palm
	Oil Ltd. (United
	Kingdom)	5,148,049
515,071	SunOpta, Inc.
	(Canada) (a)	5,155,861
		16,587,182

Food & Staples Retailing: 1.4%
351,292	Jeronimo Martins,
	SGPS, SA
	(Portugal)	6,869,100

Health Care Equipment & Services: 2.7%
95,351	Covidien PLC
	(Ireland)	6,493,403
450,000	Elekta AB
	(Sweden)	6,886,409
		13,379,812

Hotels, Restaurants & Leisure: 1.5%
451,661	Compass Group PLC
	(United Kingdom)	7,251,398

Household & Personal Products: 0.9%
250,292	Natura Cosmeticos
	SA (Brazil)	4,399,054

Insurance: 3.2%
35,000	Allianz SE
	(Germany)	6,297,425
175,646	Metlife, Inc.
	(United States)	9,470,832
		15,768,257

Internet Software & Services: 1.5%
130,481	eBay, Inc.
	(United States) (a)	7,162,102

Materials: 7.1%
200,000	Novozymes A/S -
	Class B (Denmark)	8,448,048
110,407	Nucor Corp.
	(United States)	5,893,526
50,185	Praxair, Inc.
	(United States)	6,525,555
265,000	Svenska Cellulosa
	AB - Class B
	(Sweden)	8,164,084
118,789	Umicore (Belgium)	5,550,411
		34,581,624

Personal Products: 1.3%
35,000	L’Oreal (France)	6,146,478
129	L’Oreal SA (France)	22,654
		6,169,132

Pharmaceuticals & Biotechnology: 7.2%
85,000	Novo-Nordisk A/S
	(Denmark)	15,580,655
46,244	Roche Holdings AG
	(Switzerland)	12,954,160
65,240	Waters Corp.
	(United States) (a)	6,524,000
		35,058,815

Real Estate: 3.1%
75,276	Jones Lang Lasalle,
	Inc. (United States)	7,707,510
30,000	Unibail-Rodamco
	SE-REIT (France)	7,687,810
		15,395,320

Retailing: 2.8%
105,387	The TJX Companies,
	Inc. (United States)	6,716,313
90,332	Tractor Supply Co.
	(United States) (a)	7,007,957
		13,724,270

Semiconductors & Semiconductor
Equipment: 4.1%
100,369	IPG Photonics Corp.
	(United States) #	7,789,638
5,192	Samsung Electronic
	Co. Ltd.
	(South Korea)	6,765,422

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2013 (Unaudited), Continued

Shares		Value

Semiconductors & Semiconductor
Equipment (Continued)
301,107	Taiwan
	Semiconductor
	Manufacturing
	Company Ltd.
	SA-ADR (Taiwan)	$5,251,306
		19,806,366

Software & Services: 8.5%
100,425	Adobe Systems, Inc.
	(United States) (a)	6,013,449
80,296	Ansys, Inc. (United
	States) (a)	7,001,811
18,500	Google, Inc. (United
	States) (a)	20,733,135
90,332	SAP AG (Germany)	7,833,770
		41,582,165

Technology Hardware & Equipment: 2.0%
115,425	Itron, Inc. (United
	States) (a)	4,782,058
115,425	NetApp, Inc.
	United States)	4,748,585
		9,530,643

Telecommunication Services: 3.9%
552,000	China Mobile Ltd.
	(Hong Kong)	5,749,812
120,000	KDDI Corp. (Japan)	7,393,832
150,554	Vodafone Group
	PLC-ADR
	(United Kingdom)	5,918,278
		19,061,922

Transportation: 5.3%
45,166	Canadian Pacific
	Railway Ltd.
	(Canada) (a)	6,830,706
90,200	East Japan Railway
	Co. (Japan)	7,185,135
100,000	Koninnklijke Vopak
	NV (Netherlands)	5,854,250
80,000	Ryder Systems, Inc.
	(United States)	5,902,400
		25,772,491

Utilities: 2.6%
75,276	ITC Holdings Corp.
	(United States)	7,212,946
200,738	Ormat Technologies,
	Inc. (United States)	5,462,081
		12,675,027

TOTAL COMMON STOCKS
(Cost $328,897,255)		470,853,339

PREFERRED STOCKS: 2.0%

Banks: 1.0%
400,000	Banco Bradesco SA
	(Brazil)	5,012,000

Materials: 1.0%
950,000	Klabin SA (Brazil)	4,936,738

TOTAL PREFERRED STOCKS
(Cost $11,670,342)		9,948,738

SHORT-TERM INVESTMENTS: 1.4%

Money Market Funds: 1.4%
6,966,212	First American Prime
	Obligations Fund -
	Class Z, 0.016% ^	6,966,212

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,966,212)		6,966,212

INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING: 1.6%

Money Market Funds: 1.6%
7,914,569	First American Prime
	Obligations Fund -
	Class Z, 0.016% ^	7,914,569

TOTAL INVESTMENTS PURCHASED
WITH CASH PROCEEDS FROM
SECURITIES LENDING
(Cost $7,914,569)		7,914,569

TOTAL INVESTMENTS IN
SECURITIES: 101.5%
(Cost $355,448,378)		495,682,858

Liabilities in Excess of
Other Assets: (1.5)%		(7,376,494)
TOTAL NET ASSETS: 100.0%		$488,306,364

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2013 (Unaudited), Continued

(a)	Non-income producing security.
(b)	A portion of this security is considered illiquid. As of December 31, 2013, the total market value of illiquid securities was $1,777,500 or 0.4% of net assets.
(c)	Affiliated issuer. See Note 6 in the Notes to Financial Statements.
#	This security or a portion of this security was out on loan at December 31, 2013. Total loaned securities had a market value of $7,772,394 at December 31, 2013.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
^	Seven -day yield as of December 31, 2013.

Percent
of Total
Country	Net Assets
Belgium	1.1%
Brazil	2.9%
Canada	4.2%
Denmark	4.9%
France	4.9%
Germany	2.9%
Hong Kong	1.2%
Ireland	2.5%
Japan	5.2%
Netherlands	3.6%
Portugal	1.4%
South Korea	2.5%
Sweden	6.6%
Switzerland	2.6%
Taiwan	1.1%
United Kingdom	5.2%
United States	48.7%
Liabilities in Excess
of Other Assets	(1.5)%
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2013 (Unaudited)

ASSETS
Investments in securities, at value
Unaffiliated Issuers (cost $353,468,378)	$493,905,358
Affiliated Issuers (cost $1,980,000)	1,777,500
Cash	4,408
Receivables:
Dividends and interest	812,156
Fund shares sold	588,413
Prepaid expenses	24,076
Total assets	497,111,911

LIABILITIES
Payables:
Payable for collateral received for securities loaned	7,914,569
Fund shares redeemed	221,372
Investment advisory fees	382,995
Administration fees	38,042
Custody fees	10,445
Fund accounting fees	10,590
Distribution fees	186,156
Transfer agent fees	31,841
Chief Compliance Officer fees	1,868
Trustee fees	2,521
Other accrued expenses	5,148
Total liabilities	8,805,547
NET ASSETS	$488,306,364

COMPONENTS OF NET ASSETS
Paid-in capital	$343,130,730
Accumulated net investment loss	(1,002,283)
Undistributed net realized gain on investments and
foreign currency transactions	5,925,338
Net unrealized appreciation on investments	140,234,480
Net unrealized appreciation on foreign currency and
translation of other assets and liabilities in foreign currency	18,099
Net assets	$488,306,364
Retail Class:
Net Assets	$306,024,865
Shares issued and outstanding
(unlimited number of shares authorized without par value)	7,501,288
Net asset value, offering price, and redemption price per share	$40.80

Institutional Class:
Net Assets	$182,281,499
Shares issued and outstanding
(unlimited number of shares authorized without par value)	4,473,640
Net asset value, offering price, and redemption price per share	$40.75

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF OPERATIONS For the six months ended December 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividends
Unaffiliated issuers (net of foreign
withholding tax of $159,799)	$2,562,896
Affiliated issuers	—
Income from securities lending	27,425
Total investment income	2,590,321

EXPENSES
Investment advisory fees	2,170,800
Distribution fees – Retail Class	362,592
Transfer agent fees	137,180
Administration fees	124,547
Custody fees	70,036
Fund accounting fees	46,465
Reports to shareholders	23,771
Miscellaneous expenses	13,184
Audit fees	11,893
Legal fees	9,128
Registration fees	7,818
Trustee fees	4,680
Chief Compliance Officer fees	4,196
Insurance expense	2,261
Total expenses	2,988,551
Net investment loss	(398,230)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments
Sales of unaffiliated issuers	28,272,428
Sales of affiliated issuers	—
Change in net unrealized appreciation on investments	33,818,209
Change in net unrealized appreciation of translation
of other assets and liabilities in foreign currency	20,739
Net realized and unrealized gain on investments
and foreign currency transactions	62,111,376
Net increase in net assets
resulting from operations	$61,713,146

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	December 31,	Year Ended
	2013	June 30,
	(Unaudited)	2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income (loss)	$(398,230)	$3,515,401
Net realized gain on investments and
foreign currency transactions	28,272,428	22,626,775
Change in net unrealized appreciation on
investments and foreign currency	33,818,209	42,958,896
Change in net unrealized appreciation of
translation of other assets and liabilities in
foreign currency	20,739	19,681
Net increase in net assets resulting
from operations	61,713,146	69,120,753

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,423,204)	(2,511,860)
Institutional Class	(1,114,489)	(1,680,000)
Total distributions to shareholders	(2,537,693)	(4,191,860)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net
change in outstanding shares –
Retail Class (a)	(4,777,798)	(4,852,774)
Net increase (decrease) in net assets
derived from net change in outstanding
shares – Institutional Class (c)	15,832,171	(9,776,991)
Total increase (decrease) in net assets
from capital share transactions	11,054,373	(14,629,765)
Total increase in net assets	70,229,826	50,299,128

NET ASSETS
Beginning of period/year	418,076,538	367,777,410
End of period/year	$488,306,364	$418,076,538
Undistributed (Accumulated) net
investment income (loss)	$(1,002,283)	$1,933,640

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENT OF CHANGES IN NET ASSETS, Continued

(a)	Summary of capital share transactions for Retail Class shares is as follows:

	Six Months Ended
	December 31, 2013		Year Ended
	(Unaudited)		June 30, 2013
	Shares	Value	Shares	Value
Shares sold	597,011	$22,979,562	1,103,633	$37,889,642
Shares issued in
reinvestment
of distributions	32,015	1,272,942	69,076	2,289,863
Shares redeemed (b)	(759,760)	(29,030,302)	(1,322,206)	(45,032,279)
Net decrease	(130,734)	$(4,777,798)	(149,497)	$(4,852,774)

(b)	Net of redemption fees of $1,602 and $4,390, respectively.

(c)	Summary of capital share transactions for Institutional Class shares is as follows:

	Six Months Ended
	December 31, 2013		Year Ended
	(Unaudited)		June 30, 2013
	Shares	Value	Shares	Value
Shares sold	695,186	$26,447,852	820,501	$28,070,281
Shares issued in
reinvestment
of distributions	21,373	848,731	40,515	1,339,422
Shares redeemed (d)	(297,931)	(11,464,412)	(1,181,620)	(39,186,694)
Net increase (decrease)	418,628	$15,832,171	(320,604)	$(9,776,991)

(d)	Net of redemption fees of $1,519 and $310, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Retail Class

	Six Months
	Ended
	December 31,
	2013		Year Ended June 30,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value,
beginning of period/year	$35.79		$30.27	$33.67	$26.83	$24.71	$32.56

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06	)#	0.27 #	0.25 #	0.20	0.14	0.18
Net realized and unrealized
gain (loss) on investments	5.26		5.58	(3.41)	6.80	2.14	(7.64)
Total from investment
operations	5.20		5.85	(3.16)	7.00	2.28	(7.46)

LESS DISTRIBUTIONS:
From net investment income	(0.19)		(0.33)	(0.24)	(0.16)	(0.16)	(0.37)
From net realized gain	—		—	—	—	—	(0.02)
Total distributions	(0.19)		(0.33)	(0.24)	(0.16)	(0.16)	(0.39)
Paid-in capital from
redemption fees	0.00	**	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value,
end of period/year	$40.80		$35.79	$30.27	$33.67	$26.83	$24.71
Total return	14.55	%^	19.41%	(9.34)%	26.12%	9.19%	(22.78)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$306.0		$273.1	$235.5	$262.7	$192.2	$155.8
Portfolio turnover rate	18	%^	27%	28%	8%	10%	13%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	1.42	%+	1.44%	1.46%	1.45%	1.48%	1.51%
After fees waived/recouped
and expenses absorbed	1.42	%+	1.44%	1.46%	1.46%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(0.28	)%+	0.78%	0.83%	0.67%	0.57%	0.86%
After fees waived/recouped
and expenses absorbed	(0.28	)%+	0.78%	0.83%	0.66%	0.55%	0.87%

#	Average shares method.
**	Less than $0.01 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

Institutional Class
	Six Months
	Ended
	December 31,
	2013		Year Ended June 30,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value,
beginning of period/year	$35.74		$30.23	$33.64	$26.80	$24.67	$32.59

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.00	#**	0.36 #	0.37 #	0.30	0.23	0.38
Net realized and unrealized
gain (loss) on investments	5.26		5.58	(3.45)	6.79	2.13	(7.78)
Total from investment
operations	5.26		5.94	(3.08)	7.09	2.36	(7.40)

LESS DISTRIBUTIONS:
From net investment income	(0.25)		(0.43)	(0.33)	(0.25)	(0.23)	(0.50)
From net realized gain	—		—	—	—	—	(0.02)
Total distributions	(0.25)		(0.43)	(0.33)	(0.25)	(0.23)	(0.52)
Paid-in capital from
redemption fees (Note 2)	0.00	**	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value,
end of period/year	$40.75		$35.74	$30.23	$33.64	$26.80	$24.67
Total return	14.74	%^	19.75%	(9.09)%	26.49%	9.51%	(22.57)%

SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$182.3		$144.9	$132.3	$176.7	$117.1	$96.5
Portfolio turnover rate	18	%^	27%	28%	8%	10%	13%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed	1.12	%+	1.14%	1.16%	1.15%	1.18%	1.21%
After fees waived/recouped and
expenses absorbed	1.12	%+	1.14%	1.16%	1.16%	1.20%	1.20%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived/recouped and
expenses absorbed	0.01	%+	1.08%	1.21%	1.00%	0.87%	1.21%
After fees waived/recouped and
expenses absorbed	0.01	%+	1.08%	1.21%	0.99%	0.85%	1.22%

#	Average shares method.
**	Less than $0.01 per share.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited)

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Fund offers Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution and Sub-Transfer Agent fees.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected Interactive Data’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a confidence level when determining the use of the FVIS provided prices.  The confidence level is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidences level for each security for which it provides a price. If the FVIS provided price falls within the confidence level the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence level the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America, (U.S. GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The end of period timing recognition is used for the transfers between the levels of the Fund’s assets and liabilities.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2013.  See the Schedule of Investments for industry breakouts:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$21,588,270	$24,207,814	$—	$45,796,084
Consumer Staples	11,439,133	26,772,269	—	38,211,402
Financials	43,855,994	19,505,623	—	63,361,617
Health Care	28,598,059	28,288,616	—	56,886,675
Industrials	69,714,062	42,398,332	—	112,112,394
Information Technology	75,888,164	20,726,478	—	96,614,642
Materials	12,419,081	13,714,494	—	26,133,575
Telecommunication Services	5,918,278	13,143,645	—	19,061,923
Utilities	12,675,027	—	—	12,675,027
Total Common Stocks	282,096,068	188,757,271	—	470,853,339
Preferred Stocks
Financials	5,012,000	—	—	5,012,000
Materials	4,936,738	—	—	4,936,738
Total Preferred Stocks	9,948,738	—	—	9,948,738
Short-Term Investments	6,966,212	—	—	6,966,212
Investments Purchased with
Cash Proceeds from
Securities Lending	7,914,569	—	—	7,914,569
Total Investments
in Securities	$306,925,587	$188,757,271	$—	$495,682,858

No transfers were made into or out of Level 3 as of December 31, 2013.

Transfers into Level 2	$4,399,054
Transfers out of Level 2	(15,580,655)
Net transfers in and/or out of Level 2	$(11,181,601)
Transfers into Level 1	15,580,655
Transfers out of Level 1	(4,399,054)
Net transfers in and/or out of Level 1	$11,181,601

Securities valued using the FVIS price are listed as Level 2; those that are valued using a closing price are listed as Level 1.

Transfers are made between levels when the FVIS is used at the beginning or the end of the period, but not at both times.

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “registered investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Fund’s 2013 tax returns.  The

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

Fund identifies the major tax jurisdictions as U.S. Federal and the state of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted (U.S. GAAP) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities including estimated accrued expenses by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.
Recently Issued Accounting Pronouncement.  In January, 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management has adopted ASU 2013-01, authoritative standards regarding disclosures about derivatives and how they affect the fund’s Statements of Assets & Liabilities and Statements of Operations.

K.
Shareholder Meeting.  On February 25, 2014, Portfolio 21 Investments,(the “Advisor”) entered into a new Investment Advisory Agreement as a result of a change of control that effectively terminated the previous Investment Advisory Agreement with Professionally Managed Portfolios on behalf of the Fund.  At a meeting held August 12, 2013, the Board of Trustees approved the new Investment Advisory Agreement between the Advisor and the Trust on behalf of the Fund, subject to shareholder approval.  At a special meeting of the shareholders held on November 20, 2013, shareholders approved the new Investment Advisory Agreement with the Advisor and the Trust on behalf of the Fund based on the following results:

Total Outstanding Shares	11,762,147
Total Shares Voted	5,934,333
For	5,716,731
Against	13,127
Abstain	204,475

The new Investment Advisory Agreement is substantially similar in all material aspects compared to the previous Investment Advisory Agreement.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

“Agreement”).  Under the Agreement, the Advisor provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Funds.  As compensation for its services, for the period ended December 31, 2013, the Fund incurred $2,170,800 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. For the period ended December 31, 2013, the Fund has recouped all available fees waived.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Fund for Administration and Chief Compliance Officer services for the period ended December 31, 2013 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. (the “Custodian”) serves as the Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

activities, not reimbursement for specific expenses incurred.  For the period ended December 31, 2013, the Fund incurred $362,592 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the period ended December 31, 2013, the Fund incurred $72,518 in Sub-Transfer Agent fees.

NOTE 4 – SECURITIES LENDING

The Fund may lend securities in its portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

As of December 31, 2013, the Fund had loaned securities that were collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of December 31, 2013, the market value of the securities on loan and payable on collateral due to broker were as follows:

Payable on
Market Value of	Collateral
Securities on Loan	Received
$7,772,394	$7,914,569

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

Offsetting Assets and Liabilities. The Fund is subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

The following is a summary of the arrangements subject to offsetting as of December 31, 2013.

Gross Amounts Not
Offset in the Statements
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the
		Statements	Statement		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Liabilities	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Securities Lending	$7,914,569	$—	$7,914,569	$7,914,569	$—	$—

The Fund receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Prime Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The Schedule of Investments for the Fund includes the particular cash collateral holding as of December 31, 2013.

The interest income earned by the Fund on investments of cash collateral received from borrowers for the securities loaned to them (“securities lending income”) is reflected in the Fund’s Statements of Operations. Fees and interest income earned on collateral investments and recognized by the Fund during the period ended December 31, 2013 for the Fund was $27,425.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2013, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $42,800,894 and $45,547,695, respectively.

There were no purchases or sales of long-term U.S. Government securities for the period ended December 31, 2013.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Fund and the Advisor.  For the six months ended December 31, 2013, the Fund had the following transactions with affiliated companies:

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

As of December 31, 2013, the market value of all securities of affiliated companies held in the Fund amounted to $1,777,500, representing 0.4% of net assets.

	Share			Share
	Balance			Balance	Realized		Value	Acqui-
	July 1,			Dec. 31,	Gain	Dividend	Dec. 31,	sition
Issuer	2013	Purchases	Sales	2013	(Loss)	Income	2013	Cost
New Resource
Bank	450,000	—	—	450,000	$—	$—	$1,777,500	$1,980,000
Total							$1,777,500	$1,980,000

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended December 31, 2013 and the year ended June 30, 2013 was as follows:

	December 31, 2013	June 30, 2013
Distributions paid from:
Ordinary income	$2,537,693	$4,191,860

As of June 30, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$337,463,918
Gross tax unrealized appreciation	115,186,542
Gross tax unrealized depreciation	(9,374,324)
Net unrealized appreciation	105,812,218
Undistributed ordinary income	2,537,693
Undistributed long-term capital gain	—
Total distributable earnings	2,537,693
Other accumulated gain/(loss)	(22,349,730)
Total accumulated gain/(loss)	$86,000,181

The difference between book and tax-basis unrealized appreciation is attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Portfolio 21 Global Equity Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2013 (Unaudited), Continued

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2013, the Fund had capital loss carryforwards available for federal income tax purposes of $7,588,130 which expire in 2017, $9,433,697 which expire in 2018 and $5,325,263 which expire in 2019.

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 12 and 13, 2013, the Board (which is comprised of five persons all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Prior Investment Advisory Agreement and approval of a New Investment Advisory Agreement for the Portfolio 21 Global Equity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”) with Portfolio 21 Investments (the “Advisor”).  (The New Investment Advisory Agreement would replace the Prior Investment Advisory Agreement subject to approval by the shareholders of the New Investment Advisory Agreement at a meeting of shareholders scheduled for November 20, 2013.)  In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board reviewed materials related to the Advisor provided at this meeting and the previous Board meeting held May 14-15, 2013.  In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Adviser since the Fund’s inception; (2) the performance of the Fund while managed by the Adviser; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement; (4) the fact that the Adviser is continuing to manage the Fund with the same portfolio managers; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement and that the Adviser has agreed to maintain the Fund’s current expense limitation agreement; and (6) other factors deemed relevant.

At this meeting and at a prior meeting held on May 14 and 15, 2013, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Prior Advisory Agreement and approval of the New Investment Advisory Agreement:

Nature, Extent and Quality of Services Provided to the Fund.  The Trustees considered the nature, extent and quality of services provided by Portfolio 21 to the Fund and the amount of time devoted to the Fund’s affairs by Portfolio 21’s staff.  The Trustees considered Portfolio 21’s specific responsibilities in all

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

aspects of day-to-day investment management of the Fund, including the investment strategies implemented by Portfolio 21, as well as the qualifications, experience and responsibilities of James Madden, CFA, Anthony Tursich, CFA, the Fund’s portfolio managers, and the responsibilities of other key personnel at Portfolio 21 involved in the day-to-day activities of the Fund.  In this regard, the Board considered the Adviser’s experience and expertise investing in companies with a commitment to environmental sustainability. The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, and the Adviser’s business continuity plan. The Trustees also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with representatives of Portfolio 21 in person to discuss the Fund’s performance, investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Trustees concluded that Portfolio 21 had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Prior and New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as Portfolio 21’s compliance policies and procedures, were satisfactory.

Investment Performance of Portfolio 21 and the Fund.  The Trustees discussed the Fund’s recent performance and the overall performance by Portfolio 21 since the inception of the Fund on September 30, 1999.

In assessing the quality of the portfolio management services delivered by Portfolio 21, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the MSCI World Equity Index.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  The Trustees also reviewed information on the historical performance of other accounts managed by Portfolio 21 that were similar to the Fund in terms of investment strategy, as well as other separately-managed accounts of Portfolio 21 with different investment strategies.  The Board noted that the Fund had outperformed its peer group median for the one-year, five-year and ten-year time periods and underperformed its peer group median for the three-year time period.  The Board also noted that the Fund was subject to social investment criteria, which may limit its investment opportunities relative to its peer group.  After

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

considering all of the information, the Trustees concluded that the performance obtained by Portfolio 21 for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Portfolio 21’s continued management.

Section 15(f) of the 1940 Act.  In considering whether the arrangements between Portfolio 21 and the Fund comply with the conditions of Section 15(f) of the 1940 Act, the Trustees reviewed the conditions of the Section 15(f).  Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

The Trustees considered that, consistent with the first condition of Section 15(f), neither Portfolio 21 nor the Board was aware of any plans to reconstitute the Board following the change in investment adviser.  Thus, at least 75% of the Trustees would not be “interested persons” of Portfolio 21 for a period of three years after the change in control of the investment adviser.

The second condition of Section 15(f) is that an “unfair burden” must not be imposed upon the Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  With respect to this second condition the Board considered that Portfolio 21 has undertaken to maintain the Fund’s current expense cap for the required 2 year period. The Board concluded that no “unfair burden” is being imposed upon the Fund over the course of the required 2-year period.

Costs of Service to be provided by Portfolio 21 and the Structure of the Adviser’s Fees.  The Trustees considered the cost of services and the structure of Portfolio 21’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered data relating to the cost structure of the Fund relative to the US OE World Stock Category funds, as compiled by Morningstar, Inc., and Portfolio 21’s separately-managed accounts, as well as the fee waivers and expense reimbursements by Portfolio 21.

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Trustees noted that the Fund’s contractual management fee of 0.95% was higher than the peer group median.  The Trustees also noted that the Fund’s total expenses (net of fee waivers and expense reimbursements) of 1.47% for the Class R shares and 1.17% for the Class I shares were below the Fund’s expense caps of 1.50% and 1.20% of average daily net assets for the Class R and Class I shares, respectively.  The Trustees then compared the fees paid by the Fund to the fees paid by Portfolio 21’s separately-managed accounts, noting that the management fee was in line with the fees paid by the Fund.

The Trustees concluded that the Fund’s expenses and advisory fees payable to Portfolio 21 were not unreasonable in light of the comparative performance and advisory fee information.

Extent of Economies of Scale as the Fund Grows.  The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by Portfolio 21 with respect to the Fund.  The Trustees noted that the Fund’s advisory fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that Portfolio 21 was open to consider breakpoints in its fee structure when the asset level of the Fund increases.  The Trustees concluded that Portfolio 21’s advisory fee structure and any applicable expense waivers were reasonable and reflect a sharing of economies of scale between Portfolio 21 and the Fund at the Fund’s current asset level.

Profits to be Realized from the Relationship with the Fund.  The Trustees considered the direct and indirect benefits that could be realized by Portfolio 21 from its association with the Fund, including Portfolio 21’s summary of “fall-out” benefits such as 12b-1 fees paid to the Adviser.  The Trustees examined the brokerage practices of Portfolio 21 with respect to the Fund.  The Trustees concluded that the benefits Portfolio 21 may receive, such as continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment adviser appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

The Trustees also considered the overall profitability of Portfolio 21, reviewing Portfolio 21’s financial information and noting that Portfolio 21 had

Portfolio 21 Global Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

recouped all advisory fee waivers.  The Trustees also examined the level of profits that could be expected to accrue to Portfolio 21 from the fees payable under the New Investment Advisory Agreement and the expense subsidization undertaken by Portfolio 21, as well as the Fund’s brokerage practices and use of soft dollars by Portfolio 21.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 12-13, 2013 meeting at which the New Investment Advisory Agreement was formally considered. The Trustees concluded that Portfolio 21’s profit from sponsoring the Fund had not been, and currently was not, excessive and that Portfolio 21 had maintained adequate profit levels to support the services to the Fund.

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather, the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the Prior Investment Advisory Agreement and the New Investment Advisory Agreement with Portfolio 21, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Prior Investment Advisory Agreement and approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Portfolio 21 Global Equity Fund

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available upon request without charge by calling (866) 209-1962.  Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.  In addition, Portfolio 21 also discloses its complete holdings and certain other portfolio characteristics on Portfolio 21’s web site at www.Portfolio21.com generally on the first business day after each month-end.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling (866)209-1962.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Fund’s web site at www.Portfolio21.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

Portfolio 21 is pleased to offer the convenience of viewing shareholder communications, including the Fund prospectuses, annual and semi-annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

Portfolio 21 Global Equity Fund

PRIVACY NOTICE (Unaudited)

Portfolio 21 collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing Portfolio 21.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of Portfolio 21 through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
PORTFOLIO 21
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 Global Equity Fund – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 Global Equity Fund – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards, President

Date   March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards, President

Date   March 6, 2014

By (Signature and Title)* /s/ Eric C. VanAndel
  Eric C. VanAndel, Treasurer

Date   March 6, 2014

* Print the name and title of each signing officer under his or her signature.